UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 28, 2016

EPIQ SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Missouri	001-36633	48-1056429
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 Kansas Avenue

Kansas City, Kansas 66105

(Address of principal executive offices, including zip code)

(913) 621-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 28, 2016, at the 2016 annual meeting of shareholders (the “Annual Meeting”) of Epiq Systems, Inc. (“Epiq”), Epiq’s shareholders approved an amendment and restatement of the Epiq Systems, Inc. 2004 Equity Incentive Plan (the “Amended and Restated Equity Incentive Plan”), the principal purpose of which was to increase the shares authorized for issuance thereunder. The Amended and Restated Equity Incentive Plan had been previously approved by the Board of Directors of Epiq, subject to shareholder approval.  The material terms of the Amended and Restated Equity Incentive Plan are summarized in Epiq’s Proxy Statement filed with the Securities and Exchange Commission on June 23, 2016 (the “Proxy Statement”) and are incorporated herein by reference.  That summary and the foregoing description of the Amended and Restated Equity Incentive Plan are qualified in their entirety by reference to the text of the Amended and Restated Equity Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Proxy Statement. Shareholders voted as follows on the matters presented for a vote.

1.              All nominees for election to Epiq’s Board of Directors were elected to hold office until the 2016 annual meeting of shareholders and until their respective successors are duly elected and qualified, or until their respective earlier resignation, removal, disqualification or death, based upon the following votes:

	For	Against	Abstain	Broker Non-Votes
Tom W. Olofson	28,386,031	7,259,841	26,515	1,274,646
Edward M. Connolly, Jr.	28,415,780	7,239,792	16,815	1,274,646
Jeffrey R. Galgano	35,483,268	177,105	12,015	1,274,646
Douglas M. Gaston	32,522,137	3,131,036	19,215	1,274,646
Paul N. Gorup	33,719,696	1,933,476	19,216	1,274,646
Barry D. LeBlanc	35,484,807	175,865	11,716	1,274,646
Joel Pelofsky	27,918,552	7,735,120	18,715	1,274,646
Kevin L. Robert	34,245,745	1,407,427	19,216	1,274,646
W. Bryan Satterlee	28,352,092	7,296,279	24,016	1,274,646
Brad D. Scott	30,636,310	5,017,362	18,715	1,274,646
Gregory M. Share	35,484,807	175,865	11,716	1,274,646
Michael Suchsland	33,720,091	1,933,581	18,716	1,274,646

2.              The proposal to approve, on a non-binding, advisory basis, executive compensation was approved based on the following votes:

For	Against	Abstain	Broker Non-Votes
30,048,112	5,467,557	156,718	1,274,646

3.              The proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Epiq for the fiscal year ending December 31, 2016 was approved based on the following votes:

For	Against	Abstain
34,144,982	2,797,238	4,814

4.              The proposal to approve an amendment and restatement of the Epiq Systems, Inc. 2004 Equity Incentive Plan, the principal purpose of which is to increase the shares authorized for issuance thereunder was approved based on the following votes:

For	Against	Abstain	Broker Non-Votes
29,753,476	5,903,675	15,236	1,274,646

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibit is filed as part of this Current Report on Form 8-K:

10.1        Amended and Restated Epiq Systems, Inc. 2004 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIQ SYSTEMS, INC.

Date: July 28, 2016

	By:	/s/ Tom W. Olofson
	Name:	Tom W. Olofson
	Title:	Chairman of the Board, Chief Executive Officer and Director